URBAN SHOPPING CENTERS
                     INCENTIVE UNIT PROGRAM

                             ARTICLE 1

                BACKGROUND AND PURPOSE OF PROGRAM

     1.1 BACKGROUND. Urban Shopping Centers, Inc., a Maryland corporation (the "REIT"), is the general partner of Urban Shopping Centers, L.P. (the "Partnership"), an Illinois limited partnership. The Partnership owns all of the preferred stock of Urban Retail Properties Co. (the "Management Company"), a Delaware corporation. The REIT, the Partnership, and the Management Company are each referred to individually as an "Affiliated Company," and collectively as the "Affiliated Companies."

     1.2 PURPOSE. The purpose of the Program is to further the long-term growth in Funds Available For Distribution ("FAD") of the REIT by offering long-term incentives to those key employees of the Partnership and Management Company who will be largely responsible for such growth.

                             ARTICLE  2

                  DEFINITIONS AND CONSTRUCTION

     2.1 DEFINITIONS. Capitalized terms shall have the following meanings:

     (a) "Affiliated Company" and "Affiliated Companies" are defined at Section 1.1.

     (b) "Code" means the Internal Revenue Code of 1986, as amended.

     (c) "Committees" means the REIT Committee and the Management Committee (individually, each referred to as a Committee).

     (d)  "Conversion Right" means the right described in Section
4.2.5.1 of the Second Amended and Restated Agreement of Limited
Partnership of Urban Shopping Centers, L.P. providing for the exchange of Units for Shares.

     (e) "Determination Date" means the date on which the REIT Committee determines if the Incentive Units for a specific Program Year have been earned (and therefore become Earned Incentive Units), which date shall be no later than March 31 following the close of such Program Year.

     (f) "Director" means a member of the Board of Directors of the REIT.

     (g) "Earned Incentive Unit" means an Incentive Unit that is earned in accordance with subsection 4.1.

     (h)  "Effective Date" means January 1, 1996.

     (i) "Employer" means the Affiliated Company for whom an individual provides or is expected to provide services as an employee or otherwise, and for which services the individual is awarded the opportunity to earn Incentive Units under the Program.

     (j)  "Exchange Act" means the Securities Exchange Act of
1934, as amended.

     (k)  "FAD" is defined at Section 1.2.

     (i) "Incentive Unit" means the right to receive a Unit upon the satisfaction of the performance targets described in subsection 4.2 and the vesting requirements described in subsection 4.3.

     (l)  "Management Company" is defined at Section 1.1.

     (m) "Management Company Committee" means the Board of Directors of the Management Company, or a committee appointed by the Board of Directors of the Management Company, for the purpose of awarding Incentive Units under the Program and exercising certain administrative responsibilities with respect to the Program.

     (n) "Participant" means an employee of the Partnership or Management Company who has been awarded Incentive Units by the applicable Committee.

     (o)  "Partnership" is defined at Section 1.1.

     (p)  "Program" means the Urban Shopping Centers Incentive
Unit Program, as set forth herein and as it may be amended from time to time.

     (q) "Program Year" means each of calendar years 1996, 1997, 1998 and 1999.

     (r)  "REIT" is defined at Section 1.1.

     (s) "REIT Committee" means the committee appointed by the Board of Directors of the REIT consisting of two or more
Directors, at least a majority of whom are "Disinterested
Directors" as defined in the REIT's articles of incorporation, and each of whom is a "non-employee director" within the meaning of Rule 16b-3.

     (t)  "Rule 16b-3" means Rule 16b-3 promulgated under section
16 of the Exchange Act.

     (u) "Shares" means shares of common stock, $0.01 value per share, of the REIT.

     (v) "Units" means units of limited partnership interests in the Partnership.

     2.2 CONSTRUCTION. Whenever the context so admits, the singular or plural number, and the masculine, feminine or neuter gender shall each be deemed to include the other.

                            ARTICLE 3

                         ADMINISTRATION

     3.1  AUTHORITY OF COMMITTEES AS TO GRANTS OF INCENTIVE
UNITS.

     (a) The REIT Committee shall have sole and exclusive authority to grant Incentive Units to persons who, at the time of grant, perform services for the Partnership, or who are officers, directors or other persons subject to section 16(a) of the Exchange Act with respect to the REIT, and to determine the number of Incentive Units to be awarded to any such person.

     (b) The Management Company Committee shall have sole and exclusive authority to grant Incentive Units to persons who, at the time of grant, perform services for the Management Company [and are not officers, directors or other persons subject to
Section 16(a) of the Exchange Act with respect to the REIT, and to determine the number of Incentive Units to be awarded to any such person.

     3.2 AUTHORITY OF REIT COMMITTEE. Subject to the provisions of the Program, the REIT Committee shall have the authority to
(a) manage and control the operation of the Program, (b) interpret and construe the provisions of the Program, and prescribe, amend and rescind rules and regulations relating to the Program, (c) make awards of Incentive Units under the Program to the class of persons described in paragraph 3.1(a) in such amounts as it deems appropriate, (d) correct any defect or omission and reconcile any inconsistency in the Program or in any award hereunder, and (e) make all other determinations and take all other actions as it deems necessary or desirable for the implementation and administration of the Program. The determination of the REIT Committee on matters within its authority shall be conclusive and binding on the Affiliated Companies and all other persons.

     3.3 AUTHORITY OF MANAGEMENT COMPANY COMMITTEE. Subject to the provisions of the Program, the Management Company Committee shall have the authority to make awards of Incentive Units under the Program to the class of persons described in paragraph 3.1(b),and to correct any defect or omission and reconcile any inconsistency in the grant of any such awards.

     3.4 GENERAL PROVISIONS. All actions of either Committee shall be taken by majority vote of its members or by unanimous written consent. The determination of each Committee on matters within its authority shall be final, conclusive and binding on the Affiliated Companies and all other persons.

                            SECTION 4

                      INCENTIVE UNIT AWARDS

     4.1 EARNING OF INCENTIVE UNITS. Each Participant who is awarded an allocation of Incentive Units as of the Effective
Date, shall have the opportunity to earn the number of Incentive
Units awarded to such Participant in accordance with the following schedule:

                                   Percentage of Award
          Program Year             that may be Earned
          ------------             -------------------

             1996                         25%
             1997                         25%
             1998                         25%
             1999                         25%

Such Incentive Units shall be earned with respect to any Program Year only if both the Annual Performance Target (as described in subsection 4.2) and Cumulative Performance Target (as described in subsection 4.2) are achieved with respect to such Program Year or, if not so achieved, such Incentive Units may be earned in a subsequent Program Year if the Cumulative Performance Target is achieved with respect to such subsequent Program Year. A Participant who commences participation in the Program after the initial Program Year shall have the opportunity to earn the number of Incentive Units awarded to such Participant equally over the number of Program Years ending after the Participant commences participation in the Program.

On the Determination Date with respect to a Program Year, the REIT Committee shall determine the number, if any, of Incentive
Units that have become Earned Incentive Units in accordance with this subsection 4.1.

     4.2 PERFORMANCE TARGETS. The percentage of Incentive Units which may be earned in any Program Year in accordance with subsection 4.1, shall be determined based on the Annual
Performance Targets and Cumulative Performance Targets set forth in the following table:

                                   Annual         Cumulative
                    FAD          Performance      Performance
Program Year        Goal           Target*          Target**
------------        ----           ------           ------

Base Year (1995)    2.22
                    ----
1996                2.38            7.0%             7.0%
1997                2.54            7.0              14.6
1998                2.72            7.0              22.3
1999                2.91            7.0              30.9

*    Denotes target percentage increase in FAD over prior year.

** Denotes target cumulative percentage increase in FAD over base year of 1995.

The Annual and Cumulative Performance Targets set forth above shall be subject to adjustment by the REIT Committee to the extent that the REIT Committee determines, in it sole discretion, that such adjustment is necessary or desirable.

     4.3 RESTRICTED PERIOD WITH RESPECT TO EARNED INCENTIVE UNITS. During the Restricted Period (as defined in subsection 4.5) with respect to Earned Incentive Units, the Participant shall be entitled to a payment as of each distribution date with respect to Units equal to the Participant's number of Earned Incentive Units as of the record date of such distribution, multiplied by the distribution amount per Unit payable as of such distribution date.

     As soon as practicable after the end of the Restricted Period with respect to any Earned Incentive Unit, a Unit shall be transferred to the Participant and the Participant shall have no further right to any payments under this subsection 4.3 with respect to such Earned Incentive Unit.

     4.4 FORFEITURES. Unless the Committee determines otherwise, if a Participant's employment with the Affiliated Companies terminates for any reason other than death or disability prior to the last day of the Restricted Period with respect to any Earned Incentive Unit, the Participant shall immediately forfeit and thereafter shall have no further rights with respect to such Earned Incentive Unit. Upon a Participant's termination of employment for any reason (including death or disability), any Incentive Units awarded to such Participant that have not yet been earned in accordance with subsection 4.1, shall immediately be forfeited and the Participant shall have no rights with respect thereto.

     4.5 RESTRICTED PERIOD. The "Restricted Period" with respect to any Earned Incentive Units for any Program Year, shall be the period beginning on the Determination Date for such Program Year and ending on the date such Earned Incentive Units become vested. Subject to subsection 4.4 and the provisions of the next sentence, 1/3 of the Earned Incentive Units for any Program Year shall become vested on the first January 1 immediately following the Determination Date for such Program Year, another 1/3 of such Earned Incentive Units shall become vested on the second January 1 following such Determination Date, and the final 1/3 of such Earned Incentive Units shall become vested on the third January 1 following such Determination Date. If a Participant's employment with the Affiliated Companies terminates by reason of death or disability, any Earned Incentive Units shall immediately become vested in full.


                            ARTICLE 5

                     UNITS SUBJECT TO AWARDS

     5.1 NUMBER OF UNITS SUBJECT TO AWARDS. Subject to adjustment in accordance with the provisions of subsection 5.3, the aggregate number of Units which may be issued under the Program may not exceed 525,000 Units. If, and to the extent that, any awards granted under the Program terminate, expire or are forfeited, the number of Units subject to the terminated, expired or forfeited award shall again be available for awards under the Program.

     5.2 RESERVATION AND CHARACTER OF SHARES. There shall be reserved by the REIT at all times for exchange pursuant to a Conversion Right for a Unit awarded under the Program an aggregate number of Shares equal to the maximum number of Units which may are subject to award under the Program. Shares delivered in connection with Conversion Rights exercised as to Units received under the Program may be acquired from authorized but unissued Shares or issued Shares held in the REIT's treasury, or both. Units delivered under the Program may be acquired from the Partnership without regard to whether the Partnership has previously set aside such Units for issuance under the Program.

     5.3 ADJUSTMENT. In the event that the REIT Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, Units, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares, Units or other securities, the issuance of warrants or other rights to purchase Shares, Units or other securities, or other similar corporate or partnership transaction or event affects the Units with respect to which awards may be issued under the Program, such that an adjustment is determined by the REIT Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Program, then the REIT Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Units that thereafter may be made the subject of awards under the Program, and (ii) the number and type of any Incentive Units subject to awards under the Program which have not yet been earned or vested.

                            SECTION 6

                          MISCELLANEOUS

     6.1 NO RIGHTS OF OWNER UNTIL ISSUANCE. No person receiving an award of Incentive Units under the Program shall have any of the rights of a partner in the Partnership with respect to the Units made subject to such award until such Incentive Units have become earned and vested and a Unit shall have been transferred to such person.

     6.2 TAX WITHHOLDING. The Employer of a Participant shall notify the Participant of any income tax withholding requirements arising as a result of an award under the Program. The Employer shall have the right to require the Participant to pay such withholding taxes and, unless provided otherwise by the applicable Committee, the Participant may request that Units be withheld to satisfy such withholding. If the Participant shall fail to make such tax payments as are required, the Employer shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant or to take such other action as may be necessary to satisfy such withholding obligations, including, but not limited to, withholding of Units sufficient to satisfy the Employer's tax withholding obligations.

     6.3 NO RIGHT TO CONTINUED EMPLOYMENT. Nothing in the Program nor any award hereunder shall confer upon any employee or other individual the right to continue in the employment or service of any of the Affiliated Companies or affect any right that the Employer may have to terminate the employment or service of (or to demote or to exclude from future awards under the Program) any such employee or other individual, with or without cause, at any time.

     6.4 SEVERABILITY. If any provision of the Program shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Program or part thereof, each of which remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Program shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Program, and if the making of any payment in full or the provision of any other benefit required under the Program in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Program.

     6.5 GOVERNING LAW. The Program and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the internal laws of the State of Maryland and construed accordingly.

                            SECTION 7

                    AMENDMENT AND TERMINATION

     The Board of Directors of the REIT may, at any time and in any manner, amend, suspend or terminate the Program or any award outstanding under the Program; provided however, no such amendment or termination shall materially adversely alter or impair the rights of Participants with respect to awards previously made under the Program without the consent of the Participant.



















































     IN WITNESS WHEREOF, the foregoing Program is hereby adopted this 31st day of October, 1996, effective as of the 1st day of January, 1996.

                              Urban Shopping Centers, Inc.

                              By:    /s/ Michael Hilborn
                                   ------------------------


                              Urban Shopping Centers, L.P.

                              By:  Urban Shopping Centers, Inc.
                                   general partner

                              By:    /s/ Michael Hilborn
                                   ------------------------


                              Urban Retail Properties Co.

                              By:    /s/ Michael Hilborn
                                   ------------------------